STERLING BANKS, INC.
2008 DIRECTOR STOCK OPTION PLAN
(AS AMENDED)

1. Purpose. The purpose of this 2008 Director Stock Option Plan (the “Plan”) of Sterling Banks, Inc., a New Jersey corporation (the “Company”), is to encourage stock ownership by the directors of the Company to provide an incentive for the directors to contribute to the growth and prosperity of the Company, and to assist the Company in attracting and retaining directors through the grant of options to purchase shares of the Company’s common stock to all directors of the Company who are not employees of the Company.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).

2. Definitions.

(a) “Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

(b) “Option Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Option granted under the Plan. Each Option Agreement is subject to the terms and conditions of the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” shall be deemed to have occurred upon any of the following events:

(i) any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate, (iv) a company owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

(ii) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(iii) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquirer, or parent of the acquirer, of such assets;

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(v) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

(f) “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, which is authorized to administer the Plan under Section 3 hereof, and shall be composed of only Non-Employee Directors. The members of the Committee shall also meet the “independence” requirements of the Nasdaq Stock Market, Inc. or such other “independence” definition applicable to the Company’s reports to the Securities and Exchange Commission. The number of persons who shall serve on the Committee shall be specified from time to time by the Board; however, in no event shall there be fewer than two members of the Committee. The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Options to persons who are subject to Section 16 of the Exchange Act and will be comprised only of outside directors as defined in Treasury Regulation Section 1.162-27(e)(3). If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board, and all references herein to the Committee shall refer to the Board.

(g) “Common Stock” means Common Stock of the Company, $2.00 par value per share,

(h) “Company” means Sterling Banks, Inc.

(i) “Director” means a member of the Board.

(j) “Disability” means an inability to perform the Non-Employee Director material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent.  A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.

(k) “Effective Date” means the date that the Plan is approved by the shareholders of the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(m) “Fair Market Value” means, on any date, the average of the high and low sales prices of the Common Stock on the principal national securities exchange, which includes the Nasdaq Stock Market, Inc., or other market on which such Common Stock is listed or admitted to trading or if not traded on that date, then on the date last traded; or if such Common Stock is not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any other system of Nasdaq or such other market in which such prices are regularly quoted; or if there have been no published bid or asked quotations, the Committee shall, in good faith and in accordance with Section 422 of the Code, establish the method for determining the Fair Market Value of the Common Stock.

(n) “Non-Employee Director” means a member of the Board who is not, and who has not been during the last three fiscal years been, an employee or executive officer of the Company or any Subsidiary.

(o) “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 7.

(p) “Participant” means any individual to whom an Option is granted under the Plan.

(q) “Plan” means this Plan, which shall be known as the “Sterling Banks, Inc. 2008 Director Stock Option Plan.”

(r) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule.

(s)  “Stock” means the Common Stock, $2.00 par value per share, of the Company, subject to adjustments pursuant to Section 5.

(t) “Subsidiary” means any corporation or other entity (other than the Company) in (i) which the Company has at least a 50 percent interest, either directly or indirectly or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

3. Administration.

(a) The Plan shall be administered by the Committee. The Committee shall have the authority to:

(i) construe and interpret the terms and conditions of the Plan and any Option issued under the Plan (and any Option Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

(ii) promulgate, amend and rescind rules relating to the implementation of the Plan;

(iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of Non-Employee Directors who shall be granted Options, the number of shares of Common Stock to be subject to each Option, the Option price or the vesting or duration of Options;

(iv) accelerate at any time the exercisability or vesting of all or any portion of any Option;

(v) determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and Participants, and to approve the form of written instruments evidencing the Options;

(vi) subject to the provisions of Section 8, extend at any time the period in which Stock Options may be exercised;

(vii) determine whether Options will be granted alone or in combination or in tandem with other Options; and

(viii) determine whether cash will be paid or Options will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit; and

(ix) approve in advance each particular Option to be granted hereunder in a manner which will cause the Option to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

(b) Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option, or any Option Agreement; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Options to, persons subject to the reporting or other provisions of Section 16 of the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

(c) The Committee may at any time, and from time to time amend or cancel any outstanding Option, but only with the consent of the person to whom the Option was granted.

4. Eligibility.  Participants under the Plan will be Non-Employee Directors of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.  Any Non-Employee Director is eligible to become a Participant in the Plan; provided that no Director while a member of the Committee shall receive any Options under any stock plan of the Company unless Options are granted equally to all Non-Employee Directors hereunder.

5. Shares Available.  Subject to Section 5(a) and 5(b) of the Plan, the maximum aggregate number of shares of Common Stock available for Option grants shall be 100,000. Shares of Common Stock subject to an unexercised and expired or terminated Option shall be available for an Option subsequently granted in accordance with the Plan.

(a) Changes in Stock. Subject to Section 5(b) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual Participant, (ii) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(b) Change in Control.  Unless otherwise provided in the Option or a written agreement with a Non-Employee Director, in the event of a Change in Control:

(i) the Board or the Committee may accelerate vesting and the time at which all Options then outstanding may be exercised so that those types of Options may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, or the Board or Committee may accelerate vesting and the time at which Options may be exercised so that those types of Options may be exercised in full for their then remaining term.

Notwithstanding the above provisions of this Section 5(b), the Board or the Committee shall not be required to take any action described in the preceding provisions of this Section 5(b), and any decision made by the Board or the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 5(b) shall be final, binding and conclusive with respect to the Company and all other interested persons.

(ii) Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Options previously granted to the Participants in exchange for an amount equal to the “cash value” (defined below) of the Options.  Such right shall be exercised by written notice to all Participants. For purposes of this Section 5(b)(ii), the cash value of an Option shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Option which is not an Option and (ii) in the case of any Option that is an Option, the excess of the “market value” (defined below) per share over the option price, multiplied by the number of shares subject to such Option. For purposes of the preceding sentence, “market value” per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Participant by the Company pursuant to this Section 5(b)(ii) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

(c) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board or the Committee may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an Affiliate thereof.  Substitute Options may be granted on such terms as the Board or the Committee deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the Plan.  Substitute Options shall not count against the overall share limit set forth in Section 5, except as may be required by reason of Section 422 and related provisions of the Code.

6. Term.  The Plan will become effective upon approval of the Plan by the Company’s shareholders at the next annual meeting of shareholders and shall continue in effect until the 10th anniversary thereof.

7. Grant; Exercise Price.

(a) On September 2 following each annual meeting of shareholders of the Company after the effective date of the Plan, each eligible Non-Employee Director of the Company shall receive an Option to purchase shares of Common Stock of the Company in an amount to be determined by the Committee.

(b) The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of such Option.

8. Terms and Conditions of Options.  Options shall be in such form as the Committee may from time to time approve, and may contain such additional terms and conditions, not inconsistent with the Plan as the Committee shall deem desirable.  The term of each Option shall be fixed by the Committee. However, no Option shall be exercisable more than ten years after the Stock Option is granted, and no Option shall be exercisable for less than 100 shares.  Options may be exercised by a Participant in whole or in part, at any time.

9. Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise such Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Option shall either be (x) in cash or by certified check payable and acceptable to the Company, or (y) with the consent of the Committee, which consent may be granted or withheld in the Committee’s sole discretion, and upon compliance with such instructions as the Committee, by delivery of Common Stock having a fair market value equal to the exercise price, or (z) by any other means set forth in the Participant’s Option Agreement that is consistent with applicable laws, regulations or rules.

10. Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to the exercise of Options exercised under the Plan will be used for general corporate purposes.

11. Options not Transferable. Except as provided below, no Option granted hereunder shall be transferable other than by will or by the laws of descent and distribution.  Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt.

With respect to a specific Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee. Any Option that is transferred in accordance with the provisions of this Section 11 may only be exercised by the person or persons who acquire a proprietary interest in the Options pursuant to the transfer.

12. Adjustment of Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, Change of Control, or the like, the Board or the Committee shall make appropriate and equitable adjustments to all Options then outstanding as provided in Sections 5(a) and 5(b).

13. Option Repricing.  Only with concurrent shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Options, in exchange for the surrender and cancellation of such Options, new Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

14. Exercise of Stock Options upon Termination of Services.  Subject to Section 19, stock options granted to Participants may permit the exercise of options upon the Participant’s cessation of a service relationship within the following periods, or such shorter periods as determined by the Committee at the time of grant:

(a) If on account of death, Disability or retirement (as defined from time to time by Company policy), at any time until the expiration date of the Option to exercise the Option with respect to all or any part of the number of shares which were purchasable by such Participant at the date of such termination.

(b) If for any other reason except death, Disability or retirement (as defined from time to time by Company policy, stock options may be exercised within six (6) months of such termination.  After such expiration of such six-month period, the Option shall terminate.

15. Designation of Beneficiary. Each Participant to whom an Option has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Option or receive any payment under any Option payable on or after the Participant’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant estate.

16. Tax Withholding.  The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities is necessary or desirable as a condition of, or in connection with, the exercise or the delivery or purchase of shares pursuant to the Option, then in any such events, the exercise shall not be effective unless such withholding shall have been paid by the Participant.

17. Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Option granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Option, unless and until such amendment shall have been approved by the Company’s shareholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company’s securities are traded on Nasdaq, no amendment that would require shareholder approval under the rules of Nasdaq may be made effective unless and until such amendment shall have been approved by the Company’s shareholders. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 17 shall apply to, and be binding on the holders of, all Options outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Option shall be made that is conditioned upon shareholder approval of any amendment to the Plan.

18. General Provisions.

(a) Shares of Stock shall not be issued pursuant to the exercise of any Option granted hereunder unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) The Committee may require each person acquiring shares of Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the Stock without a view to distribution thereof. The certificates for such Stock may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

(c) All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(d) No provision in the Plan or any Option or Option Agreement shall be construed to confer upon any individual the right to remain in the service of the Company or any Subsidiary or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payment to any individual at any time, or to terminate any relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Option Agreement, no Option granted under the Plan shall be affected by any change of duties or positions of the Participant, so long as such Participant continues to be a Director of the Company or Subsidiary. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amount in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

(e) The adoption of the Plan shall not be deemed to give any Non-Employee Director the right to be selected as a Participant or to be granted an Option. There is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options, and the terms and conditions of Options need not be the same with respect to each recipient.

(f) No Participant shall have any rights as a shareholder of the Corporation until he or she acquires an unconditional right under an Option to have shares of Stock issued to him or her.

(g) Option exercises and sales of Stock underlying options under the Plan, shall be subject to the Company’s insider trading policies and procedures as in effect from time to time.

(h) In the event of any inconsistency or conflict between the terms of the Plan and an Option, the terms of the Plan shall govern.

(i) If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Participant or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

(j) Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

19. Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Options to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Option Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

20. Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

21. Governing Law.  The Plan and all determinations made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflict of laws principles thereof.